Other financial assets	12 Months Ended
Dec. 31, 2017
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Other financial assets
10	Other financial assets

Sale of credit rights

The Company recorded credit rights in the amount of R$ 426,438 as other assets and the respective legal fees in the amount of R$ 51,173 as other liabilities. In 2017, the requirements of the accounting policy were achieved and for that reason the credit right in the net amount of taxes of R$ 306,151 was recognized in the line of “other income,” with impact on cash flow statements.

In addition, the Company has additional claims to those mentioned above, which, because they are considered probable, were not recorded as representing contingent assets.

On December 21, 2017, there was a sale of credit rights related to the assets recorded in the balance sheet and also the contingent assets in the amount of R$ 1,340,000 (“purchase price”), arising from certain lawsuits, aiming at condemning the Union as a result of the fixing of sugar and alcohol prices below their cost of production. In addition to the acquisition price, the Company will be entitled to additional payments related to these receivables, provided that the result is positive. The additional payment will be calculated by applying 95% on the difference between the net value received from the Union credit rights by the transferee minus the return of the assignees and recognized in the results only upon receipt.

As a result of the sale of receivables, we had the following impacts:

(a)	Financial discount recognized as financial expense in the amount of R$ 251,648 arising from the difference between the assignment of these rights for the amount of R$ 460,974 and the amount of assets previously recognized of R$ 712,622;

(b)	Gain on the sale of credit rights net of tax and obligations in the amount of R$ 733,815 recorded as other revenues and. with impact on cash flow statements.